Notes Payable (Tables)	12 Months Ended
Dec. 31, 2012
Short-Term Borrowings and Notes Payable [Abstract]
Summary of notes payable
($ in thousands)	2012	2011
Note payable in the amount of $2.7 million, secured by all equipment and receivables of RDSI, monthly payments of $34 thousand together with interest at a fixed rate of 6.00%, maturing July 20, 2015.	$952	$1,288

Note payable with First Tennessee Bank, with an orginal amount of $1.5 million, secured by 300,000 shares of State Bank common stock, principal payments of $187 thousand quarterly together with interest at the greater of the 3 Month LIBOR rate plus 3.75%, or 6.0%, maturing October 31, 2013.	750	1,500

	$1,702	$2,788

Summary of aggregate annual maturities of notes payable
($ in thousands)	Debt

2013	$1,114
2014	386
2015	202

$1,702